Exhibit 10.9




              BASE SALARIES OF NAMED EXECUTIVE OFFICERS OF KEYSPAN


     As of February 24, 2005, the following are the base salaries (on an annual basis) of the named executive officers (as defined in Item 402(a)(3) of Regulation S-K) of KeySpan Corporation, effective as of the date indicated:

Robert B. Catell
Chairman and Chief Executive Officer                             $1,075,000
(Effective January 1, 2005)

Robert J. Fani
President & Chief Operating Officer                                $734,000
(Effective January 1, 2005)

Wallace P. Parker Jr.
President, KeySpan Energy Delivery and KeySpan Services Inc.       $587,000
(Effective January 1, 2005)

Steven L. Zelkowitz
President, Energy Assets and Supply Group                          $545,000
(Effective January 1, 2005)

Gerald Luterman
Executive Vice President & Chief Financial Officer                 $467,000
(Effective February 1, 2005)